Exhibit 99.1
Twilio Announces Fourth Quarter and Full Year 2025 Results

•Fourth Quarter Revenue of $1.37 billion, up 14% reported and 12% organic year-over-year
•Full Year Revenue of $5.07 billion, up 14% reported and 13% organic year-over-year
•Fourth Quarter and Full Year GAAP Income from Operations of $57 million and $158 million, respectively
•Fourth Quarter and Full Year Non-GAAP Income from Operations of $256 million and $924 million, respectively
SAN FRANCISCO--(BUSINESS WIRE)--February 12, 2026--Twilio (NYSE: TWLO), the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, reported financial results for its fourth quarter and full year ended December 31, 2025.
“2025 was one of the most balanced and successful years of execution in Twilio’s history and has fundamentally transformed our financial profile and innovation velocity,” said Khozema Shipchandler, CEO of Twilio. “We accelerated revenue growth, expanded operating margins, and delivered significant growth in free cash flow. Importantly, our vision is resonating with customers and Twilio is quickly becoming a foundational infrastructure layer in the age of AI.”

Fourth Quarter 2025 Financial Highlights

•Revenue of $1.37 billion, up 14% year-over-year.

•Organic revenue growth of 12% year-over-year.

•GAAP income from operations of $56.8 million, compared with GAAP income from operations of $13.7 million for the fourth quarter of 2024.

•Non-GAAP income from operations of $255.6 million, compared with non-GAAP income from operations of $197.0 million for the fourth quarter of 2024.

•GAAP net loss per share attributable to common stockholders, diluted, of $0.30 based on 152.3 million weighted average shares outstanding, compared with GAAP net loss per share attributable to common stockholders, diluted, of $0.08 based on 153.5 million weighted average shares outstanding in the fourth quarter of 2024.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $1.33 based on 158.5 million non-GAAP weighted average shares outstanding, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $1.00 based on 160.6 million non-GAAP weighted average shares outstanding in the fourth quarter of 2024.

•Net cash provided by operating activities of $271.6 million and free cash flow of $256.1 million, compared with net cash provided by operating activities of $108.4 million and free cash flow of $93.5 million for the fourth quarter of 2024.

Full Year 2025 Financial Highlights

•Revenue of $5.07 billion, up 14% year-over-year.

•Organic revenue growth of 13% year-over-year.

•GAAP income from operations of $157.8 million, compared with GAAP loss from operations of $53.7 million for the full year 2024.

•Non-GAAP income from operations of $924.0 million, compared with non-GAAP income from operations of $714.4 million for the full year 2024.

•GAAP net income per share attributable to common stockholders, diluted, of $0.21 based on 159.8 million weighted average shares outstanding, compared with GAAP net loss per share attributable to common stockholders, diluted, of $0.66 based on 165.9 million weighted average shares outstanding in the full year 2024.

•Non-GAAP net income per share attributable to common stockholders, diluted, of $4.89 based on 159.8 million non-GAAP weighted average shares outstanding, compared with non-GAAP net income per share attributable to common stockholders, diluted, of $3.67 based on 169.2 million non-GAAP weighted average shares outstanding in the full year 2024.

•Net cash provided by operating activities of $1.0 billion and free cash flow of $945.4 million, compared with net cash provided by operating activities of $716.2 million and free cash flow of $657.5 million for the full year 2024.

Key Metrics
•More than 402,000 Active Customer Accounts as of December 31, 2025 compared to more than 325,000 Active Customer Accounts as of December 31, 2024.

•Dollar-Based Net Expansion Rate of 109% for the fourth quarter of 2025 compared to Dollar-Based Net Expansion Rate of 106% for the fourth quarter of 2024. Dollar-Based Net Expansion Rate of 108% for the full year 2025 compared to Dollar-Based Net Expansion Rate of 104% for the full year 2024.

•5,587 employees as of December 31, 2025.

Dollars in millions, except per share amounts	Q4 2025 Results		Full Year 2025 Results
Revenue	$1,366		$5,067
Y/Y Revenue Growth	14%		14%
Y/Y Organic Revenue Growth	12%		13%

	Amount	Margin	Amount	Margin
GAAP income from operations	$57	4.2%	$158	3.1%
Non-GAAP income from operations	$256	18.7%	$924	18.2%
Net cash provided by operating activities	$272	20%	$1,003	20%
Free cash flow	$256	19%	$945	19%
GAAP net (loss) income attributable to common stockholders	$(46)		$34
Non-GAAP net income attributable to common stockholders	$211		$782
GAAP net (loss) income per share attributable to common stockholders, diluted	$(0.30)		$0.21
Non-GAAP net income per share attributable to common stockholders, diluted	$1.33		$4.89
Share Repurchase Program
In January 2025, Twilio’s Board of Directors authorized a share repurchase program pursuant to which Twilio may repurchase up to $2.0 billion in aggregate value of its outstanding Class A common stock. The program is set to expire on December 31, 2027. During the fourth quarter of 2025, Twilio repurchased $198.0 million in aggregate value of shares of Class A common stock. Twilio completed approximately $854.6 million of aggregate repurchases in 2025 and has approximately $1.1 billion of the originally authorized amount available for future repurchases as of December 31, 2025.
Outlook
For the first quarter ended March 31, 2026, Twilio is initiating a revenue range of $1.335 to $1.345 billion, which implies a reported revenue growth range of 14% to 15% and an organic revenue growth range of 10% to 11% year-over-year. In addition, Twilio is initiating a first quarter non-GAAP income from operations range of $240 to $250 million. Lastly, Twilio expects first quarter non-GAAP diluted earnings per share in a range of $1.21 to $1.26, based on non-GAAP weighted average diluted shares outstanding of 158 million.

Dollars and shares in millions, except per share amounts	Q1 2026 Guidance
Revenue	$1,335 - $1,345
Y/Y Revenue Growth	14% - 15%
Y/Y Organic Revenue Growth	10% - 11%
Non-GAAP income from operations	$240 - $250
Non-GAAP diluted earnings per share (1)	$1.21 - $1.26
Non-GAAP weighted average diluted shares outstanding	158

(1) Non-GAAP diluted earnings per share guidance assumes no impact from volatility of foreign exchange rates.
For fiscal year 2026, Twilio is initiating a reported revenue growth range of 11.5% to 12.5% and an organic revenue growth range of 8% to 9% year-over-year. In addition, Twilio expects full-year non-GAAP gross profit growth to be similar to its organic revenue growth range. Lastly, Twilio is initiating a 2026 non-GAAP income from operations range of $1.04 billion to $1.06 billion, as well as a free cash flow range of $1.04 billion to $1.06 billion.

Dollars in millions	FY26 Guidance
Y/Y Revenue Growth	11.5% - 12.5%
Y/Y Organic Revenue Growth	8% - 9%
Non-GAAP income from operations	$1,040 - $1,060
Free cash flow	$1,040 - $1,060
Conference Call Information
Twilio is hosting a Q&A conference call today, February 12, 2026, to discuss its fourth quarter and full year 2025 financial results. The conference call will begin at 2:00 p.m. (PT) / 5:00 p.m. (ET), and investors and analysts should register for the webcast in advance by visiting https://edge.media-server.com/mmc/p/sd32a7ii/. The live webcast of the conference call, as well as a replay, and Twilio’s supplemental earnings presentation, will be available on the investor relations website.
Twilio uses its investor relations website, its X feed (@twilio) and its LinkedIn page as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Twilio Inc.
Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries and territories, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE: TWLO) visit www.twilio.com.
Forward-Looking Statements
This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release and the accompanying conference call include, but are not limited to, statements about: our future financial and operating performance and outlook, including our expected financial and operating results, guidance and targets, including the assumptions underlying such guidance and targets; our anticipated strategies and business plans and our ability to successfully execute them; our ability to drive growth, profitability and free cash flow; our ability to maintain cost discipline and drive operating leverage; future investments and expenses; our expectations regarding carrier fees, and our related actions, and the impact of such fees on our financial and operating performance, including guidance; our expectations regarding our margins, including regarding price actions, product mix and growth in higher-margin products; our expectations regarding capital returns to shareholders, including share repurchases; our expectations regarding revenue from ISVs and self-serve customers; our expectations regarding our cross-sell, upsell and solution selling efforts; our pipeline of new business; the benefits our customers derive from our products; our ability to expand into new and existing markets; our innovation roadmap and the development, release and adoption of our products (and the timing thereof); the effects of our go-to-market efforts to drive profitable growth and capture market share; our expectations related to being a foundational infrastructure layer in the AI era; our expectations regarding seasonal impacts; and our expectations regarding the macroeconomic environment. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: the impact of global economic and political conditions and uncertainties; the accuracy of our forecasts and metrics; fluctuations in our results of operations and the levels of our customers’ usage of our platform; our ability to attract and retain customers and expand their usage of our platform; our ability to develop new products and integrate our products with third-party products effectively; our ability to manage our growth and strategic changes to our business; our ability to compete effectively in intensely competitive markets; the occurrence of and our ability to manage cybersecurity breaches and other incidents impacting our networks and systems or those of our third-party service providers; our ability to manage changes in network service provider fees and optimize our network service provider coverage and connectivity; and our compliance with industry standards, laws and regulations.

The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our most recent filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Should any of these risks materialize, or should our assumptions prove to be incorrect, actual financial results could differ materially from our projections or those implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
All forward-looking statements contained in this press release and the accompanying conference call represent our management’s beliefs and assumptions only as of the date such statements are made and we do not assume any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date on which the statements were made, or to reflect new information or the occurrence of unanticipated events, except as required by law.
Non-GAAP Financial Measures
In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying conference call include certain non-GAAP financial measures, including those listed below. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures may be helpful to investors because they provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of results of operations and assist in comparisons with other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. We believe organic revenue and organic revenue growth are useful in understanding the ongoing results of our operations. We believe free cash flow and free cash flow margin provide useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered substitutes for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this press release. We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures presented in this press release and the accompanying conference call, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Non‑GAAP Gross Profit and Non‑GAAP Gross Margin. For the periods presented, we define non‑GAAP gross profit and non‑GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles and payroll taxes related to stock-based compensation.

Non‑GAAP Operating Expenses. For the periods presented, we define non‑GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, payroll taxes related to stock-based compensation, charitable contributions, restructuring costs, and impairment of long-lived assets.

Non‑GAAP Income (Loss) from Operations and Non‑GAAP Operating Margin. For the periods presented, we define non‑GAAP income (loss) from operations and non‑GAAP operating margin as GAAP income (loss) from operations and GAAP operating margin, respectively, adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, payroll taxes related to stock-based compensation, charitable contributions, restructuring costs, impairment of long-lived assets, and gains or losses on lease termination.

Non‑GAAP Net Income Attributable to Common Stockholders and Non‑GAAP Net Income Per Share Attributable to Common Stockholders. For the periods presented, we define non-GAAP net income attributable to common stockholders and non‑GAAP net income per share attributable to common stockholders, diluted (which we refer to as “non-GAAP diluted earnings per share”) as GAAP net income (loss) attributable to common stockholders and GAAP net income (loss) per share attributable to common stockholders, diluted, respectively, adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, loss on net assets divested, acquisition and divestiture related expenses, losses on impairment of strategic investments, payroll taxes related to stock-based compensation, accretion of debt discount and issuance costs, provision of income tax effects related to non-GAAP adjustments, income tax benefit related to acquisitions, charitable contributions, share of losses from equity method investment, impairment of equity method investment, restructuring costs, impairment of long-lived assets, gains or losses on or impairment of strategic investments, and gains or losses on lease termination.

Organic Revenue. For the periods presented, we define organic revenue as GAAP revenue, excluding (i) revenue from each acquired business and revenue from incremental increases to application-to-person (“A2P”) fees imposed by major U.S. carriers on our core messaging business, in each case until the beginning of the first full quarter following the one-year anniversary of the closing date of such acquisition or the initial date such fees were charged and (ii) revenue from each divested business beginning in the quarter of the closing date of such divestiture; provided that (a) if an acquisition closes or such fees are initially charged on the first day of a quarter, such revenue will be included in organic revenue beginning on the one-year anniversary of the closing date of such acquisition or the initial date such fees were charged and (b) if a divestiture closes on the last day of a quarter, such revenue will be included in organic revenue for that quarter. As used in this definition, A2P fees refers to fees imposed by U.S. mobile carriers for A2P messages delivered to their subscribers, and we pass these fees to our messaging customers at cost.

Organic Revenue Growth. For the periods presented, we calculate organic revenue growth by dividing (i) organic revenue for the period presented less organic revenue in the comparative period by (ii) organic revenue in the comparative period. If revenue from certain acquisitions, divestitures or A2P fees is included or excluded in organic revenue in the period presented, then revenue from the same acquisitions, divestitures and A2P fees is included or excluded in organic revenue in the comparative period for purposes of the organic revenue growth calculation. As a result, organic revenue used in this calculation for the comparative period will not always equal organic revenue reported for the comparative period.

Free Cash Flow and Free Cash Flow Margin. For the periods presented, we define free cash flow as net cash provided by operating activities, excluding capitalized software development costs and purchases of long-lived and intangible assets, and we define free cash flow margin as free cash flow divided by revenue.

Operating Metrics

We review a number of operational and financial metrics, including Active Customer Accounts and Dollar-Based Net Expansion Rate, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. These metrics are not based on any standardized industry methodology and are not necessarily calculated in the same manner or comparable to similarly titled measures presented by other companies. Similarly, these metrics may differ from estimates published by third parties or from similarly titled metrics of our competitors due to differences in methodology. The numbers that we use to calculate Active Customer Accounts and Dollar-Based Net Expansion Rate are based on internal data. While these numbers are based on what we believe to be reasonable judgments and estimates for the applicable period of measurement, there are inherent challenges in measuring usage. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy. If investors or analysts do not perceive our metrics to be accurate representations of our business, or if we discover material inaccuracies in our metrics, our reputation, business, results of operations, and financial condition would be harmed.

Active Customer Accounts. We define an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which we have recognized at least $5 of revenue in the last month of the period. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account. Active Customer Accounts excludes customer accounts from Zipwhip, Inc. (“Zipwhip”). The number of Active Customer Accounts is rounded down to the nearest thousand.

Our business and customer relationships have grown since we began reporting the number of Active Customer Accounts using the above definition, which is anchored to a minimum $5 monthly revenue figure. We have a large number of Active Customer Accounts with relatively low individual spend that in the aggregate do not drive a significant portion of our revenue. Due to this dynamic, we believe that the number of Active Customer Accounts, as currently defined, is less informative now as an indicator of the growth of our business and future revenue trends than it has been in prior periods.

Dollar-Based Net Expansion Rate. Our Dollar-Based Net Expansion Rate compares the total revenue from all Active Customer Accounts and customer accounts from Zipwhip in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, we first identify the cohort of Active Customer Accounts and customer accounts from Zipwhip that were Active Customer Accounts or customer accounts from Zipwhip in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When we calculate Dollar-Based Net Expansion Rate for periods longer than one quarter, we use the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period. Revenue from acquisitions does not impact the Dollar-Based Net Expansion Rate calculation until the quarter following the one-year anniversary of the applicable acquisition, unless the acquisition closing date is the first day of a quarter. Revenue from divestitures does not impact the Dollar-Based Net Expansion Rate calculation beginning in the quarter the divestiture closed, unless the divestiture closing date is the last day of a quarter.

We believe that measuring Dollar-Based Net Expansion Rate provides an important indication of the performance of our efforts to increase revenue from existing customers. Our ability to drive growth and generate incremental revenue depends, in part, on our ability to maintain and grow our relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which we have historically tracked performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts. Our Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Our Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when we lower usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric.
Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,
	2025	2024
Revenue	$1,365,930	$1,194,835
Cost of revenue	703,580	595,138
Gross profit	662,350	599,697
Operating expenses:
Research and development	269,393	252,577
Sales and marketing	221,855	216,671
General and administrative	109,271	116,779
Restructuring costs	3,199	(57)
Impairment of long-lived assets	1,849	—
Total operating expenses	605,567	585,970
Income from operations	56,783	13,727
Other expenses, net:
Share of losses from equity method investment	(29,018)	(29,687)
Impairment of equity method investment	(80,629)	—
Impairment of strategic investments	—	(6,750)
Other income, net	15,098	9,152
Total other expenses, net	(94,549)	(27,285)
Loss before (provision for) benefit from income taxes	(37,766)	(13,558)
(Provision for) benefit from income taxes	(8,088)	1,088
Net loss attributable to common stockholders	$(45,854)	$(12,470)
Net loss per share attributable to common stockholders, basic and diluted	$(0.30)	$(0.08)
Weighted-average shares used in the computing net loss per share attributable to common stockholders, basic and diluted	152,338,371	153,511,425

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Year Ended December 31,
	2025	2024
Revenue	$5,067,220	$4,458,036
Cost of revenue	2,588,486	2,179,824
Gross profit	2,478,734	2,278,212
Operating expenses:
Research and development	1,020,159	1,008,747
Sales and marketing	873,216	860,821
General and administrative	410,678	449,079
Restructuring costs	15,030	13,273
Impairment of long-lived assets	1,849	—
Total operating expenses	2,320,932	2,331,920
Income (loss) from operations	157,802	(53,708)
Other expenses, net:
Share of losses from equity method investment	(101,217)	(108,481)
Impairment of equity method investment	(80,629)	—
Impairment of strategic investments	—	(8,220)
Other income, net	79,138	81,796
Total other expenses, net	(102,708)	(34,905)
Income (loss) before provision for income taxes	55,094	(88,613)
Provision for income taxes	(21,260)	(20,790)
Net income (loss) attributable to common stockholders	$33,834	$(109,403)
Net income (loss) per share attributable to common stockholders:
Basic	$0.22	$(0.66)
Diluted	$0.21	$(0.66)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	152,986,390	165,925,128
Diluted	159,788,944	165,925,128

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$682,335	$421,297
Short-term marketable securities	1,788,007	1,963,102
Accounts receivable, net	636,736	588,540
Prepaid expenses and other current assets	469,650	474,360
Total current assets	3,576,728	3,447,299
Property and equipment, net	176,963	191,042
Operating right-of-use assets	39,031	53,405
Equity method investment	301,642	485,835
Intangible assets, net	142,065	238,503
Goodwill	5,291,787	5,243,266
Other long-term assets	242,674	206,122
Total assets	$9,770,890	$9,865,472

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$85,089	$100,169
Accrued expenses and other current liabilities	608,119	530,686
Deferred revenue and customer deposits	158,677	155,680
Operating lease liability, current	35,123	33,685
Total current liabilities	887,008	820,220
Operating lease liability, noncurrent	54,162	85,875
Long-term debt, net	992,287	990,587
Other long-term liabilities	15,887	15,824
Total liabilities	1,949,344	1,912,506
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	152	153
Additional paid-in capital	16,148,190	15,476,124
Accumulated other comprehensive income (loss)	15,668	(1,301)
Accumulated deficit	(8,342,464)	(7,522,010)
Total stockholders’ equity	7,821,546	7,952,966
Total liabilities and stockholders’ equity	$9,770,890	$9,865,472

TWILIO INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$33,834	$(109,403)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	195,444	205,984
Non-cash reduction to the right-of-use asset	22,000	19,095
Net amortization of investment premium and discount	(14,132)	(22,940)
Impairment of long-lived assets	1,849	—
Stock-based compensation including restructuring	600,407	616,607
Amortization of deferred commissions	74,533	76,348
Realized and unrealized (gains) losses on equity securities	(1,016)	1,681
Provision for doubtful accounts	8,230	35,393
Value of shares of Class A common stock issued and donated to charity	9,935	5,907
Share of losses from equity method investment	101,217	108,481
Impairment of equity method investment	80,629	—
Impairment of strategic investments	—	8,220
Other adjustments	4,182	5,009
Changes in operating assets and liabilities:
Accounts receivable	(55,067)	(61,160)
Prepaid expenses and other current assets	10,552	(153,470)
Other long-term assets	(122,203)	(47,077)
Accounts payable	(14,973)	(20,256)
Accrued expenses and other current liabilities	102,652	87,434
Deferred revenue and customer deposits	2,038	11,181
Operating lease liabilities	(35,592)	(48,759)
Other long-term liabilities	(1,275)	(2,034)
Net cash provided by operating activities	1,003,244	716,241
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired and payments related to prior period acquisitions	(61,496)	—
Purchases of marketable securities and other investments	(1,050,858)	(923,863)
Proceeds from sales and maturities of marketable securities	1,251,119	2,353,486
Capitalized software development costs	(51,969)	(51,808)
Purchases of long-lived and intangible assets	(5,848)	(6,978)
Net cash provided by investing activities	80,948	1,370,837
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on finance leases	(5,306)	(12,558)
Value of equity awards withheld for tax liabilities	(213)	(2,000)
Repurchases of shares of Class A common stock and related costs	(868,939)	(2,334,400)
Proceeds from exercises of stock options and shares of Class A common stock issued under ESPP	41,363	37,386
Net cash used in financing activities	(833,095)	(2,311,572)
NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	251,097	(224,494)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	431,437	655,931
CASH, CASH EQUIVALENTS AND RESTRICTED CASH —End of period	$682,534	$431,437

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2025	2024
GAAP gross profit	$662,350	$599,697
GAAP gross margin	48.5%	50.2%
Non-GAAP adjustments:
Stock-based compensation	3,907	5,171
Amortization of acquired intangibles	15,745	15,682
Payroll taxes related to stock-based compensation	234	248
Non-GAAP gross profit	$682,236	$620,798
Non-GAAP gross margin	49.9%	52.0%

GAAP research and development	$269,393	$252,577
Non-GAAP adjustments:
Stock-based compensation	(83,750)	(84,007)
Payroll taxes related to stock-based compensation	(2,769)	(1,554)
Gain on lease termination	741	$—
Non-GAAP research and development	$183,615	$167,016
Non-GAAP research and development as % of revenue	13.4%	14.0%

GAAP sales and marketing	$221,855	$216,671
Non-GAAP adjustments:
Stock-based compensation	(35,016)	(33,667)
Amortization of acquired intangibles	(11,327)	(11,601)
Payroll taxes related to stock-based compensation	(1,319)	(529)
Gain on lease termination	633	—
Non-GAAP sales and marketing	$174,826	$170,874
Non-GAAP sales and marketing as % of revenue	12.8%	14.3%

GAAP general and administrative	$109,271	$116,779
Non-GAAP adjustments:
Stock-based compensation	(31,041)	(32,938)
Amortization of acquired intangibles	—	(8)
Acquisition related expenses	(486)	—
Payroll taxes related to stock-based compensation	(882)	4,024
Charitable contributions	(8,823)	(1,996)
Gain on lease termination	182	—
Non-GAAP general and administrative	$68,221	$85,861
Non-GAAP general and administrative as % of revenue	5.0%	7.2%

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2025	2024
GAAP income from operations	$56,783	$13,727
GAAP operating margin	4.2%	1.1%
Non-GAAP adjustments:
Stock-based compensation	153,714	155,783
Amortization of acquired intangibles	27,072	27,291
Acquisition related expenses	486	—
Payroll taxes related to stock-based compensation	5,204	(1,693)
Charitable contributions	8,823	1,996
Restructuring costs	3,199	(57)
Impairment of long-lived assets	1,849	—
Gain on lease termination	(1,556)	$—
Non-GAAP income from operations	$255,574	$197,047
Non-GAAP operating margin	18.7%	16.5%

GAAP net loss attributable to common stockholders	$(45,854)	$(12,470)
GAAP net loss attributable to common stockholders as % of revenue	(3.4)%	(1.0)%
Non-GAAP adjustments:
Stock-based compensation	153,714	155,783
Amortization of acquired intangibles	27,072	27,291
Acquisition and divestiture related expenses	486	—
Payroll taxes related to stock-based compensation	5,204	(1,693)
Accretion of debt discount and issuance costs	431	414
Income tax benefit related to acquisitions	(116)	—
Provision of income tax effects related to non-GAAP adjustments	(51,171)	(46,543)
Charitable contributions	8,823	1,996
Share of losses from equity method investment	29,018	29,687
Restructuring costs	3,199	(57)
Impairment of long-lived assets	1,849	—
Impairment of equity method investment	80,629	—
(Gains) losses on strategic investments, net	(1,216)	6,750
Gain on lease termination	(1,556)	—
Non-GAAP net income attributable to common stockholders	$210,512	$161,158
Non-GAAP net income attributable to common stockholders as % of revenue	15.4%	13.5%

TWILIO INC.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Three Months Ended December 31,
	2025	2024
GAAP net loss per share attributable to common stockholders, diluted*	$(0.30)	$(0.08)
Non-GAAP adjustments:
Stock-based compensation	0.97	0.97
Amortization of acquired intangibles	0.17	0.17
Acquisition related expenses	—	—
Payroll taxes related to stock-based compensation	0.03	(0.01)
Accretion of debt discount and issuance costs	—	—
Income tax benefit related to acquisitions	—	—
Provision of income tax effects related to non-GAAP adjustments	(0.32)	(0.29)
Charitable contributions	0.06	0.01
Share of losses from equity method investment	0.18	0.18
Impairment of equity method investment	0.51	—
Restructuring costs	0.02	—
Impairment of long-lived assets	0.01	—
(Gains) losses on strategic investments, net	(0.01)	0.04
Gain on lease termination	(0.01)	—
Other dilutive	0.01	0.01
Non-GAAP net income per share attributable to common stockholders, diluted	$1.33	$1.00

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	152,338,371	153,511,425

Dilutive effect of outstanding common stock equivalents	6,207,819	7,078,762

Weighted-average shares used to compute non-GAAP net income per share attributable to common stockholders, diluted	158,546,190	160,590,187

* Some columns may not add due to rounding

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2025	2024
GAAP gross profit	$2,478,734	$2,278,212
GAAP gross margin	48.9%	51.1%
Non-GAAP adjustments:
Stock-based compensation	16,570	22,001
Amortization of acquired intangibles	62,467	62,728
Payroll taxes related to stock-based compensation	1,466	1,133
Non-GAAP gross profit	$2,559,237	$2,364,074
Non-GAAP gross margin	50.5%	53.0%

GAAP research and development	$1,020,159	1,008,747
Non-GAAP adjustments:
Stock-based compensation	(326,767)	(330,933)
Amortization of acquired intangibles	—	(1,867)
Payroll taxes related to stock-based compensation	(14,341)	(8,867)
Gain on lease termination	741	—
Non-GAAP research and development	$679,792	$667,080
Non-GAAP research and development as a % of revenue	13.4%	15.0%

GAAP sales and marketing	$873,216	$860,821
Non-GAAP adjustments:
Stock-based compensation	(136,998)	(135,331)
Amortization of acquired intangibles	(45,607)	(47,248)
Payroll taxes related to stock-based compensation	(5,170)	(2,204)
Gain on lease termination	633	—
Non-GAAP sales and marketing	$686,074	$676,038
Non-GAAP sales and marketing as a % of revenue	13.5%	15.2%

GAAP general and administrative	$410,678	$449,079
Non-GAAP adjustments:
Stock-based compensation	(118,319)	(125,164)
Amortization of acquired intangibles	—	(8)
Acquisition related expenses	(486)	—
Payroll taxes related to stock-based compensation	(3,777)	2,562
Charitable contributions	(18,940)	(19,907)
Gain on lease termination	182	—
Non-GAAP general and administrative	$269,338	$306,562
Non-GAAP general and administrative as a % of revenue	5.3%	6.9%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2025	2024
GAAP income (loss) from operations	$157,802	$(53,708)
GAAP operating margin	3.1%	(1.2)%
Non-GAAP adjustments:
Stock-based compensation	598,654	613,429
Amortization of acquired intangibles	108,074	111,851
Acquisition related expenses	486	—
Payroll taxes related to stock-based compensation	24,754	9,642
Charitable contributions	18,940	19,907
Restructuring costs	15,030	13,273
Impairment of long-lived assets	1,849	—
Gain on lease termination	(1,556)	—
Non-GAAP income from operations	$924,033	$714,394
Non-GAAP operating margin	18.2%	16.0%

GAAP net income (loss) attributable to common stockholders	$33,834	$(109,403)
GAAP net income (loss) attributable to common stockholders as % of revenue	0.7%	(2.5)%
Non-GAAP adjustments:
Stock-based compensation	598,654	613,429
Amortization of acquired intangibles	108,074	111,851
Acquisition related expenses	486	—
Payroll taxes related to stock-based compensation	24,754	9,642
Accretion of debt discount and issuance costs	1,700	1,634
Income tax benefit related to acquisition	(116)	—
Provision of income tax effects related to non-GAAP adjustments	(199,217)	(154,514)
Charitable contributions	18,940	19,907
Share of losses from equity method investment	101,217	108,481
Impairment of equity method investment	80,629	—
Restructuring costs	15,030	13,273
Impairment of long-lived assets	1,849	—
(Gains) losses on strategic investments, net	(2,175)	7,231
Gain on lease termination	(1,556)	—
Non-GAAP net income attributable to common stockholders	$782,103	$621,531
Non-GAAP net income attributable to common stockholders as % of revenue	15.4%	13.9%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts and percentages)
(Unaudited)

	Year Ended December 31,
	2025	2024
GAAP net income (loss) per share attributable to common stockholders, diluted*	$0.21	$(0.66)
Non-GAAP adjustments:
Stock-based compensation	3.75	3.62
Amortization of acquired intangibles	0.68	0.66
Acquisition related expenses	—	—
Payroll taxes related to stock-based compensation	0.15	0.06
Accretion of debt discount and issuance costs	0.01	0.01
Income tax benefit related to acquisition	—	—
Provision for income tax effects related to non-GAAP adjustments	(1.25)	(0.91)
Charitable contributions	0.12	0.12
Share of losses from equity method investment	0.63	0.64
Impairment of equity method investment	0.50	—
Restructuring costs	0.09	0.08
Impairment of long-lived assets	0.01	—
(Gains) losses on strategic investments, net	(0.01)	0.04
Gain on lease termination	(0.01)	—
Other dilutive	—	0.01
Non-GAAP net income per share attributable to common stockholders, diluted	$4.89	$3.67

GAAP weighted-average shares used to compute net income (loss) per share attributable to common stockholders, basic	152,986,390	165,925,128

Dilutive effect of outstanding common stock equivalents	6,802,554	3,314,675

Weighted-average shares used to compute non-GAAP net income per share attributable to common stockholders, diluted	159,788,944	169,239,803

* Some columns may not add due to rounding.

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended December 31,	Year Ended December 31,
	2025	2025
Organic Revenue
GAAP Revenue	$1,365,930	$5,067,220
A2P Revenue	(23,074)	(49,470)
Acquisition Revenue	(682)	(682)
Organic Revenue	$1,342,174	$5,017,068
GAAP Revenue Y/Y Growth	14%	14%
Organic Revenue Y/Y Growth	12%[1]	13%[2]

¹ Organic revenue for the three months ended December 31, 2024, when used as the denominator for Organic Revenue Growth for the three months ended December 31, 2025, is equal to reported revenue. Revenue for the three months ended December 31, 2024 was $1.19 billion.

2 Organic revenue for the year ended December 31, 2024, when used as the denominator for Organic Revenue Growth for the year ended December 31, 2025, is equal to reported revenue. Revenue for the year ended December 31, 2024 was $4.46 billion.

	Three Months Ended December 31,
	2025	2024
Free cash flow
Net cash provided by operating activities	$271,555	$108,446
Operating cash flow margin	20%	9%
Non-GAAP adjustments:
Capitalized software development costs	(14,005)	(11,549)
Purchase of long-lived and intangible assets	(1,446)	(3,430)
Free cash flow	$256,104	$93,467
Free cash flow margin	19%	8%
Net cash (used in) provided by investing activities	$(140,429)	$129,098
Net cash used in financing activities	$(183,435)	$(407,770)

	Year Ended December 31,
	2025	2024
Free cash flow
Net cash provided by operating activities	$1,003,244	$716,241
Operating cash flow margin	20%	16%
Non-GAAP adjustments:
Capitalized software development costs	(51,969)	(51,808)
Purchase of long-lived and intangible assets	(5,848)	(6,978)
Free cash flow	$945,427	$657,455
Free cash flow margin	19%	15%
Net cash provided by investing activities	$80,948	$1,370,837
Net cash used in financing activities	$(833,095)	$(2,311,572)

CONTACT:
Investor Contact:
Rodney Nelson
ir@Twilio.com

or

Media Contact:
Caitlin Epstein
press@Twilio.com